STERLING FINANCIAL CORPORATION

Forward Looking Statement Disclosure
Non-GAAP Measurement
Stock Symbol
Who We Are
Banking
Financial Services
Historical Timeline For Sterling Financial Corporation
Our Mission
Our Vision
Our Strategic Focus
Make Money, Have Fun
The Right Markets
Growth
Growth Markets
Relationship Management
People Strategy
Recognitions
Our Design for High Performance
Measurements
2004 Highlights
Annual Growth In Diluted Earnings Per Share*
Return On Average Realized Equity*
Efficiency Ratio *
Revenues*
Net Interest Margin (FTE Basis) *
Asset Quality Ratios
Building Shareholder Value
For Additional Information

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.
Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling’s financial services and products may not occur; volatility in interest rates; and other risks and uncertainties.
Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10- Q and current reports on Form 8-K.

The following discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc.
The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling’s operational efficiency. Comparison of Sterling’s efficiency ratio with other companies’ may not be appropriate, as they may calculate their efficiency ratio in a different manner.
In addition, depreciation on operating leases have been netted against non- interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

SLFI
On NASDAQ Stock Market

With assets of approximately $2.7 billion, Sterling Financial Corporation is a diversified financial services company based in Lancaster, Pennsylvania

Who We Are
Sterling’s affiliate banks offer a full range of banking services in:
South-Central Pennsylvania
Northern Maryland
Northern Delaware

Who We Are
Other Sterling affiliates provide:
Specialty commercial financing
Fleet and equipment leasing
Investment, trust and brokerage services
Insurance services
Human resources consulting
Correspondent banking services

56 Percent
of Net Income

Banking
Pennsylvania
Bank of Lancaster County, N. A.
Bank of Lebanon County
PennSterling Bank
Pennsylvania State Bank
Bank of Hanover and Trust Company

Banking
Maryland
First National Bank of North East
Bank of Hanover and Trust Company
Delaware
Delaware Sterling Bank & Trust Company

44 Percent
of Net Income

Financial Services
Specialty Commercial Financing
Equipment Financing, LLC (financing for forestry, land clearing and construction industries)
Fleet and Equipment Leasing
Town & Country Leasing, LLC (nationwide fleet and equipment leasing company)

Financial Services
Trust, Investment and Brokerage Services
Bainbridge Securities, Inc. (securities broker/dealer)
Church Capital Management (registered investment advisor)
Sterling Financial Trust Company (trust and investment services)

Financial Services
Insurance Services
Lancaster Insurance Group, LLC (independent agency for personal, property and business insurance)
StoudtAdvisors (employee benefits consulting and brokerage firm)
Sterling Financial Settlement Services (title insurance agency)

Financial Services
Human Resources Consulting
Professional Services Group (serves small to medium- size businesses with training, compensation, employment and other human resources benefit services)
Correspondent Banking Services
Correspondent Services Group (provides Sterling services to other financial institutions in the Mid-Atlantic Region)

1987
1999
2000
2001
2002
2003
2004
Sterling Financial Corporation formed as a bank holding company of First National Bank of Lancaster County and its subsidiary Town & Country Leasing
First National Bank of Lancaster County name changed to Bank of Lancaster County, N.A.
First National Bank of North East joins Sterling Financial Corporation
Lancaster Insurance Group, LLC formed as Sterling Financial Corporation joint-venture affiliate
Bank of Hanover and Trust Company joins Sterling Financial Corporation
Bank of Lebanon County formed as Sterling Financial Corporation affiliate
Professional Services Group formed as Sterling Financial Corporation affiliate
Sterling Financial Trust Company formed from Bank of Lancaster County’s Wealth Management Group and Bank of Hanover’s Investment Services Group
Equipment Finance, LLC, joins Sterling Financial Corporation
Correspondent Services Group formed as Sterling Financial Corporation affiliate
PennSterling Bank formed as Sterling Financial Corporation affiliate
Delaware Sterling Bank formed as Sterling Financial Corporation affiliate
Sterling Financial Settlement Services, LLC formed as Sterling Financial Corporation joint-venture affiliate
Church Capital Management, LLC, joins Sterling Financial Corporation
Bainbridge Securities, Inc., joins Sterling Financial Corporation
StoudtAdvisors, with CapRisk and the Lancaster Chamber Healthcare Plan, joins Sterling Financial Corporation
Lancaster Insurance Group, LLC becomes a wholly-owned subsidiary of Sterling Financial Corporation
Pennsylvania State Bank joins Sterling Financial Corporation
2005
Delaware Sterling Bank & Trust Company receives banking charter

We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities.
Our people, who are the Sterling Financial Corporation will deliver solutions that provide superior results for our customers and our company.

Our Vision
At Sterling Financial Corporation...
Employees are engaged.
Customers are valued.
Communities are supported.
Shareholders are rewarded.
Our business is about Making Money and Having Fun while we do it!

Our Strategic Focus
Building a strong, broad-based financial services company
Expanding into growth markets
Adding new companies, competencies and core products
Following customer relationship management model
Focusing on our people through employment partnership

Support our communities
Focus on three strategies
Customer
Customer Strategy
Shareholder
Shareholder Strategy
People
People Strategy

Core earnings attained through organic growth
Acquisitions used to:
Expand geographically in selected markets
Enhance offerings in related financial services

Growth
Sterling acquisition candidate must be:
A strategic, cultural and philosophical fit
Successful company with assertive leaders
Management team that will use equity to buy into Sterling, rather than create an exit strategy

Growth
How we work with new affiliates:
Retain management and let them continue to lead successful businesses
Leverage synergies across Sterling to enhance success

Banking
Northern Maryland (Carroll County)
Central Pennsylvania (Berks, Dauphin and Cumberland counties)
Northern Delaware
Trust, Investment and Brokerage Services
Central and eastern Pennsylvania
Opportunities in growth counties outside of Philadelphia
Opportunities in Delaware

Growth Markets
Insurance and Employee Benefits Services
Same growth markets as banks
Fleet and Equipment Leasing
Central Pennsylvania with expanding opportunities nationwide
Other Financial Services
Central Pennsylvania

Customer Loyalty resulting in Long-term Profitability
Wealth Management / Investment Services
Leasing
Change = Opportunity
Banking
Insurance
Fun!
Team > Me
We’re here to help
New Technology
Communication
Sterling Standards
Learning
Accountability
Passion
Delivery Channels
Information
Commercial Finance
Correspondent Banking
Human Resource Consulting

Creative response to changing workforce needs
Valued recognition / reward for valued performance
Enthusiastic community of winning teams
Gets
Gives
People Strategy
Expectation = Adult to adult partnership (Gives/Gets)
Agility to anticipate / adapt to changing market needs
Collaboration across functions / affiliates for results
Relationship- building that drives Sterling’s success

Honored to have opened NASDAQ market on Nov. 4, 2004
Have attracted increasing coverage by industry analysts
Named for three years consecutively as one of the fastest growing companies in central Pennsylvania
Recognized through affiliates as one of the best places to work in Pennsylvania.

A focus on our customers
A focus on our people
Building a diversified financial services organization
Expansion in growing markets

Creating Shareholder Value Through:
Increased earnings per share
Return on average realized equity
Efficiency ratio

Measurements — 2004 Ratio Sterling Peer Diluted Earnings Per Share Growth 11.9% 11.0% Return on Average Realized Equity 15.00% 12.83% Efficiency Ratio 61.3% 60.0%
* See Non-GAAP measurement slide for efficiency ratio definition

Operating performance
4th quarter was best quarter in Sterling’s history
Best year in Sterling’s history
Net interest income rose 13 percent
Acquired Pennsylvania State Bank in December adding assets of approximately $200 million to Sterling
Strengthened foothold in northern Delaware with the formation of Delaware Sterling Bank & Trust Company
StoudtAdvisors joined Sterling in May
Lancaster Insurance Group became a wholly-owned subsidiary of Sterling

2004 Highlights
Financial performance
Year-end assets of $2.743 billion
Net income was $33.329 million — an increase of 14.7 percent or $4.270 million over 2003
Diluted earnings per share totaled $1.51 compared to $1.35 per share in 2003 — an increase of 11.9 percent
Return on average realized equity was 15.00 percent, compared to 15.10 percent in 2003
Efficiency ratio slipped from 59.2 percent in 2003 to 61.3 percent due primarily to non-cash, intangible asset amortization charges of newly acquired affiliates

Annual Growth In Diluted Earnings Per Share*
Year ended December 31,
2000 2001 2002 2003 2004 0.85 1.03 1.18 1.35 1.51
*Unaudited

2000 2001 2002 2003 2004 0.1236 0.1441 0.1447 0.151 0.15
Year ended December 31,
*Unaudited

2000 2001 2002 2003 2004 0.631 0.645 0.602 0.59200000013148 0.613
* See Non-GAAP measurement slide for efficiency ratio definition
Year ended December 31,
*Unaudited

Year ended December 31,

2000 2001 2002 2003 2004 Net Int Inc 54818 58642 74948 85918 97417 Non Int Inc 19348 21998 24390 27772 36141
*See Non-GAAP measurement slide for non-interest income definition
(In Thousands)
*Unaudited

2000 2001 2002 2003 2004 0.0403 0.0395 0.0438 0.0465 0.0483
Year ended December 31,
*Unaudited

ALLL / Total Loans
ALLL / NPL
NPL / Total Loans
Net Charge-Off Ratio
2000 2001 2002 2003 2004
1.13% 1.01% 1.00% 0.98% 0 .99%
192% 126% 111% 315% 417%
0.59% 0.80% 0.90% 0.31% 0.24%
0.08% 0.17% 0.08% 0.14% 0.10%
December 31,

Sterling Financial Corporation................
NASDAQ Bank
Stock Index................
Russell Financial
Services Index.............
Russell 2000 Index..........
Dividend Yield...............
32.16%
13.64%
21.06%
18.42%
2.23%
One Year*
Three Years*
99.34%
61.67%
75.11%
38.72%
*ending 9/30/04
Five Years*
67.43%
114.41%
137.09%
38.22%

Make Money,
Have Fun

Questions

Please visit our web site at:
www.sterlingfi.com